ISI MANAGED MUNICIPAL FUND SHARES
                    (A CLASS OF MANAGED MUNICIPAL FUND, INC.)

                        Supplement Dated May 29, 2002 to
                         Prospectus Dated March 1, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "ADMINISTRATOR," the section is replaced with the following:

Forum Administrative Services, LLC provides administration services to the Fund. In this capacity, Forum Administrative Services, LLC supervises day-to-day operations of the Fund, including preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and other service providers. Forum Shareholder Services, LLC is the Fund's transfer and dividend disbursing agent. Forum Accounting Services, LLC provides accounting services to the Fund.

The "ISI MANAGED MUNICIPAL FUND SHARES NEW ACCOUNT APPLICATION" has been superceded and is deleted from the Prospectus. Although the Fund will continue to accept the old Application, a new Application is available free of charge by calling 1-800-882-8585.

The list of entities which provide various services to the Fund, on the inside of the back cover, is amended as follows:

The "ADMINISTRATOR" is replaced with Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04105. The "TRANSFER AGENT" is replaced with Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04105, 1-800-882-8585. The "CUSTODIAN" is replaced with The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE